                            CASH COLLATERAL AGREEMENT

                  THIS CASH COLLATERAL AGREEMENT (this "Agreement"), dated as of July 12, 1999, is made by Metra Biosystems, Inc., a California corporation, as Grantor, in favor of Bank of America National Trust and Savings Association (the "Bank"), with reference to the following facts:

                                    RECITALS

         A. Pursuant to the Business Loan Agreement of even date herewith by and between Quidel Corporation (the "Borrower") and the Bank (the "Loan Agreement"), the Bank has agreed to provide the Borrower with certain revolving and term credit facilities.

         B. The Loan Agreement provides, as a condition of the availability of such credit facilities, that Grantor shall enter into this Agreement and shall grant security interests to the Bank as herein provided.

         C. Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.

                                    AGREEMENT

                  NOW, THEREFORE, in order to induce the Bank to extend the aforementioned credit facilities to the Borrower, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

                  1. DEFINITIONS. This Agreement is the Cash Collateral Agreement referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Loan Agreement. Terms defined in the California Uniform Commercial Code and not otherwise defined in this Agreement or in the Loan Agreement shall have the meanings defined for those terms in the California Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

                  "AGREEMENT" means this Cash Collateral Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

                  "COLLATERAL" means and includes all present and future right, title and interest of Grantor, whether now existing or hereafter arising, in and to the following:

                           (a) Bank of America National Trust and Savings Association Account No. 14506-08709 (the "Pledged Account") and any substitute or additional account(s) in which funds from the Pledged Account, or any other funds or assets now or hereafter pledged to the Bank hereunder, may be held from time to time (collectively, together with the Pledged Account, the "Pledged Accounts"), and all funds and assets now or hereafter deposited by Grantor or otherwise held by the Bank in any Pledged Account; and

                           (b) All cash and noncash proceeds and products of any of the foregoing, including without limitation all interest and dividends earned on the Pledged Accounts, all monies and other tangible or intangible property received upon a sale or other disposition of any of the Pledged Accounts, and all rights to payment in connection with any cause of action with respect to any Pledged Accounts, all of which proceeds and products shall, if received by Grantor from time to time, be immediately delivered by Grantor to the Bank to be held and/or applied by the Bank in accordance with this Agreement.

                  "SECURED OBLIGATIONS" means any and all present and future obligations of any type or nature of the Borrower to the Bank arising under or relating to the Facility No. 2 term loan made pursuant to the Loan Agreement, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, INCLUDING obligations of performance as well as obligations of payment, and INCLUDING interest that accrues thereon after the commencement of any bankruptcy or insolvency proceeding by or against the Borrower.

                  2. FURTHER ASSURANCES. At any time and from time to time at the request of the Bank, Grantor shall execute and deliver to the Bank all such financing statements and other instruments and documents in form and substance satisfactory to the Bank as shall reasonably be necessary or desirable to fully perfect, when filed and/or recorded, the Bank's security interests granted pursuant to SECTION 3 of this Agreement.

               3. PLEDGE AGREEMENT. For valuable consideration, Grantor hereby assigns and pledges to the Bank, and grants to the Bank a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of Grantor or any other person or any other event or proceeding affecting any person.

               4. GRANTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS. EXCEPT as otherwise disclosed to the Bank in writing concurrently herewith, Grantor represents, warrants and agrees that: (a) Grantor will pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral, EXCEPT Permitted Encumbrances and such other liens as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, liens and assessments, the Bank at its option may pay any of them, and the Bank shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be used for any unlawful purpose or in violation of any law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) Grantor will take all reasonable steps to preserve and protect the Collateral; and (d) in the event Grantor changes its name or its address as either are set forth herein or in the Loan Agreement, Grantor will notify the Bank of such name and/or address change promptly, but in any event, within five (5) banking days. If any Collateral, or any interest therein, is disposed of in violation of these provisions, the security interest shall continue in such Collateral or interest notwithstanding such disposition. The Bank shall execute and deliver any releases or other documents reasonably requested by Grantor to accomplish or confirm the release of Collateral provided by this Section.

               5. THE BANK'S RIGHTS RE COLLATERAL. At any time (whether or not an Event of Default has occurred), without notice or demand and at the expense of Grantor, the Bank may, to the extent it may be necessary or desirable to protect the security hereunder, but the Bank shall not be obligated to, perform any obligation of Grantor under this Agreement or any obligation of the Borrower under the Loan Agreement if Grantor or Borrower has breached such obligation and all cure periods, if any, have expired.

               6. RESTRICTIONS ON PLEDGED ACCOUNTS. Except as expressly provided for in the Loan Agreement, while any Secured Obligation remains outstanding, Grantor shall have no right to withdraw any amounts from the Pledged Account.

               7. EVENTS OF DEFAULT. There shall be an Event of Default hereunder upon the occurrence and during the continuance of an Event of Default under the Loan Agreement.

               8. RIGHTS UPON EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, subject to compliance with the requirements of applicable laws, the Bank shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that the Bank may have under applicable law or in equity or under this Agreement (INCLUDING, without limitation, all rights set forth in SECTION 5 hereof) or under the Loan Agreement, all rights and remedies of the Bank under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantor and without affecting the obligations of Grantor hereunder or under the Loan Agreement, or the enforceability of the liens and security interests created hereby: (a) to foreclose the liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to the Bank; (c) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (d) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith the Bank may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral; (e) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of the Bank or in the name of Grantor, any and all steps, actions, suits or proceedings deemed by the Bank necessary or desirable to effect collection of or to realize upon the Collateral, INCLUDING any judicial or nonjudicial foreclosure thereof or thereon, and Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by the Bank which may release any obligor from personal liability on any of the Collateral, and Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by the Bank in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by the Bank or Grantor may be applied by the Bank without notice to Grantor to the Secured Obligations in such order and manner as the Bank in its sole discretion shall determine; (k) to insure, process and preserve the Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (m) to receive, open and dispose of all mail addressed to Grantor and notify postal authorities to change the address for delivery thereof to such address as the Bank may designate; PROVIDED that the Bank agrees that it will promptly deliver over to Grantor such opened mail as does not relate to the Collateral; and (n) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at the Bank's sole option and as the Bank in its sole discretion may deem advisable.

               9. ATTORNEY-IN-FACT. Grantor hereby irrevocably nominates and appoints the Bank as its attorney-in-fact for the following purposes, subject to compliance with the requirements of applicable laws: (a) to do all acts and things which the Bank may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which Grantor is obligated to do under this Agreement, at the expense of Grantor and without any obligation to do so; (c) to prepare, sign, file and/or record, for Grantor, in the name of Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by the Bank necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect the Bank's security interests therein; PROVIDED, HOWEVER, that the Bank shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, the Bank shall have no liability or responsibility for any act taken or omission with respect thereto.

               10. COSTS AND EXPENSES. Grantor agrees to pay to the Bank all reasonable costs and expenses (INCLUDING, without limitation, reasonable attorneys' fees and disbursements) incurred by the Bank in the enforcement or attempted enforcement of this Agreement (but not the other Loan Documents), whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, INCLUDING reasonable attorneys' fees and disbursements, incurred or paid by the Bank in exercising any right, privilege, power or remedy conferred by this Agreement, or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to the Bank by Grantor, immediately upon demand, together with interest thereon at the rate(s) provided for Base Rate Loans under the Loan Agreement.

               11. STATUTE OF LIMITATIONS AND OTHER LAWS. Until the Secured Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to the Bank hereunder shall continue to exist and may be exercised by the Bank at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Grantor expressly waives the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

               12. OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement that apply to loan documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

               13. INCORPORATION OF SURETYSHIP PROVISIONS AND WAIVERS. The attached EXHIBIT A, "Suretyship Provisions and Waivers", is hereby incorporated by this reference as though set forth herein in full.

               14. CONDITION OF BORROWER AND ITS SUBSIDIARIES. Grantor represents and warrants to the Bank that Grantor has obtained such information regarding the Borrower and its subsidiaries and their businesses, operations and condition (financial and otherwise) and their respective assets and properties, as it requires as a condition to entering into this Agreement. Grantor hereby expressly waives and relinquishes any duty on the part of the Bank (should any such duty exist) to disclose to Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the Borrower or its subsidiaries or their respective assets and properties, whether now known or hereafter known by the Bank during the life of this Agreement. With respect to any of the Secured Obligations, the Bank need not inquire into the powers of the Borrower or any subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

               15. LIENS ON REAL PROPERTY. In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, Grantor authorizes the Bank, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Secured Obligations of Grantor, the enforceability of this Agreement, or the validity or enforceability of any liens of the Bank on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Insofar as the liens created herein secure the obligations of other persons, (i) Grantor expressly waives any defenses to the enforcement of this Agreement or any liens created or granted hereby or to the recovery by the Bank against Borrower or any guarantor or any other person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Grantor and may preclude Grantor from obtaining reimbursement or contribution from any other person, and (ii) Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law. Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and Grantor's failure to receive any such notice shall not impair or affect Grantor's obligations or the enforceability of this Agreement or any liens created or granted hereby.

               16. WAIVER OF RIGHTS OF SUBROGATION. Notwithstanding anything to the contrary elsewhere contained herein or in the Loan Agreement to which Grantor is a party until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantor hereby waive with respect to the Borrower and its successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which Grantor may have or hereafter acquire against the Borrower or any other party in connection with or as a result of Grantor's execution, delivery and/or performance of this Agreement or any other loan document to which Grantor is a party. Grantor agrees that it shall not have or assert any such rights against the Borrower or its successors and assigns or any other attempted setoff to any action commenced against Grantor by the Borrower (as borrower or in any other capacity) or any other person. Grantor hereby acknowledges and agrees that this waiver is intended to benefit the Bank and shall not limit or otherwise affect Grantor's liability hereunder, under any other Loan Document to which Grantor is a party, or the enforceability hereof or thereof.

               17. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Grantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantor otherwise may have against the Borrower, the Bank or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

               18. CONTINUING EFFECT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Bank, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

               19. RELEASE OF GRANTOR. This Agreement and all Secured Obligations of Grantor hereunder shall be released as provided in Section 3.6 of the Loan Agreement when all Secured Obligations have been paid in full in Cash or otherwise performed in full and when the Bank's financing commitments under the Facility No. 2 term loan no longer remain outstanding. Upon such release of Grantor's Secured Obligations hereunder, the Bank promptly shall return any pledged Collateral to Grantor, or to the person or persons legally entitled thereto, and promptly shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantor, or to the person or persons legally entitled thereto, and to evidence or document the release of the Bank's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantor.

               20.  ARBITRATION.

                    (a) This Section concerns the resolution of any controversies or claims between Grantor and the Bank, including but not limited to those that arise from:

                         1)  This Agreement (including any renewals,
               extensions or modifications of this Agreement);

                         2) Any document, agreement or procedure related to or delivered in connection with this Agreement;

                         3)  Any violation of this Agreement; or

                         4) Any claims for damages resulting from the transactions contemplated hereby, including claims for injury to persons, property or business interests (torts).

                    (b) At the request of Grantor or the Bank, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                    (c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted in California within the following county or counties: Los Angeles or San Diego.

                    (d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this Section is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this Section is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

                    (e) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

                    (f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                    (g) The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to the Bank secured by real property located in California. In this case, both Grantor and the Bank must consent to submission of the claim or controversy to arbitration. If both parties do not consent to arbitration, the controversy or claim will be settled as follows:

                         (i)    Grantor and the Bank will designate a
               referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                        (ii) The designated referee (or the panel of referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                       (iii) The referee (or the presiding referee of the panel) will be an active attorney or a retired judge; and

                        (iv) The award that results from the decision of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                    (h) This provision does not limit the right of Grantor or the Bank to:

                         (i)    exercise self-help remedies such as setoff;

                        (ii) foreclose against or sell any real or personal property collateral; or

                       (iii) act in a court of law, before, during or after the arbitration proceeding to obtain:

                                a)  an interim remedy; and/or

                                b)  additional or supplementary remedies.

                    (i) The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Grantor or the Bank, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit. However, if the controversy or claim arises from or relates to an obligation to the Bank which is secured by real property located in California at the time of the proposed submission to arbitration, this right is limited according to the provision above requiring the consent of both Grantor and the Bank to seek resolution through arbitration.

                    (j) If the Bank forecloses against any real property securing this Agreement, the Bank has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

               21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

               22. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

               23. WAIVER OF JURY TRIAL. GRANTOR AND THE BANK EXPRESSLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR AND THE BANK AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               IN WITNESS WHEREOF, Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

                                          "Grantor"

                                          METRA BIOSYSTEMS, INC.,
                                          a California corporation


                                          By:   /s/ George W. Dunbar
                                              --------------------------------
                                          George Dunbar, President


                                          By:  /s/ Mark Weeks
                                              --------------------------------
                                          Mark Weeks, Secretary

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION


By:   /s/ Karin S. Barnes
    --------------------------------

Title:   Vice President
       -----------------------------

                                    EXHIBIT A
                                       TO
                            CASH COLLATERAL AGREEMENT

                        SURETYSHIP PROVISIONS AND WAIVERS


         Grantor acknowledges that the liens and security interests created or granted herein will or may secure obligations of persons other than Grantor and, in full recognition of that fact, Grantor consents and agrees that the Bank may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

                  (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

                  (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any provision of the Loan Agreement or of any other agreement, document or instrument executed and delivered in connection with the Loan Agreement (collectively with the Loan Agreement, the "Loan Documents"), or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

                  (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof;

                  (d)  accept partial payments on the Secured Obligations;

                  (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof;

                  (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Bank in its sole and absolute discretion may determine;

                  (g) release any person or any guarantor from any personal liability with respect to the Secured Obligations or any part thereof;

                  (h) settle, release on terms satisfactory to the Bank or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

                  (i) consent to the merger, change or any other restructuring or termination of the corporate existence of the Borrower or any other person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Grantor or the continuing existence of any liens hereunder, under any other Loan Document to which Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

         Upon the occurrence of and during the continuance of any Event of Default, the Bank may enforce this Agreement independently as to Grantor and independently of any other remedy or security the Bank at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for the Bank to marshal assets in favor of Grantor, the Borrower or any other person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Grantor expressly waives any right to require the Bank to marshal assets in favor of Grantor, the Borrower or any other person or to proceed against any other person or any collateral provided by any other person, and agrees that the Bank may proceed against any person and/or collateral in such order as it shall determine in its sole and absolute discretion. The Bank may file a separate action or actions against Grantor, whether action is brought or prosecuted with respect to any other security or against the Borrower or any other person, or whether any other person is joined in any such action or actions. Grantor agrees that the Bank and the Borrower and any other person may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. The Bank's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by the Bank upon the bankruptcy, insolvency or reorganization of the Borrower, Grantor or any other person, or otherwise, all as though such amount had not been paid. The liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Secured Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Loan Agreement and the note(s) thereunder, even though the Secured Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Borrower or any other person and whether or not the Borrower or any other person shall have any personal liability with respect thereto. Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of the Borrower or any other person with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of the Borrower or any other person (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of the Bank to marshal assets in favor of Grantor or any other person, (e) except as otherwise required by law or as provided in this Agreement, any failure of the Bank to give notice of sale or other disposition of collateral to Grantor or any other person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by law or as provided in this Agreement, any failure of the Bank to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including without limitation any failure of the Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of the Bank or others that directly or indirectly results in or aids the discharge or release of the Borrower, Grantor or any other person or the Secured Obligations or any other security or guaranty therefor by operation of law, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
(i) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any person, (j) the election by the Bank, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code,
(k) any extension of credit or the grant of any liens under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under
Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (n) the avoidance of any liens in favor of the Bank for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted, the benefits of any form of one-action rule. Until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantor shall have no right of subrogation, contribution, reimbursement or indemnity, and Grantor expressly waives any right to enforce any remedy that the Bank now has or hereafter may have against any other person and waives the benefit of, or any right to participate in, any other security now or hereafter held by the Bank. Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.






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